UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2024

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 24, 2024, Newmont Corporation, a Delaware Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the approval of the advisory resolution on executive compensation; and (3) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors

Directors	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes	Uncast
Philip Aiken AM	819,773,143	99.47	4,361,046	0.53	3,423,458	68,176,637	2,670
Gregory H. Boyce	807,204,207	98.57	11,673,105	1.43	8,520,529	68,176,637	162,476
Bruce R. Brook	781,363,968	98.34	13,176,014	1.66	32,584,057	68,176,637	436,278
Maura J. Clark	810,839,351	99.42	4,745,273	0.58	11,969,106	68,176,637	6,587
Emma FitzGerald	820,943,969	99.62	3,125,705	0.38	3,486,726	68,176,637	3,917
Sally-Anne Layman	784,398,639	98.86	9,055,768	1.14	34,099,335	68,176,637	6,575
José Manuel Madero	820,949,713	99.62	3,131,575	0.38	3,471,304	68,176,637	7,725
René Médori	811,669,131	99.59	3,344,829	0.41	12,539,782	68,176,637	6,575
Jane Nelson	797,825,369	98.66	10,855,631	1.34	14,407,326	68,176,637	4,471,991
Thomas R. Palmer	813,908,046	98.78	10,092,149	1.22	3,552,318	68,176,637	7,804
Julio M. Quintana	766,878,974	97.49	19,738,461	2.51	40,938,965	68,176,637	3,917
Susan N. Story	820,973,071	99.62	3,110,405	0.38	3,472,912	68,176,637	3,929

Proposal #2 – Approval of the Advisory Resolution on Executive Compensation

		% of Votes Cast on the Proposal
Votes For	766,391,300	92.61
Votes Against	57,277,425	6.92
Abstentions	3,891,592	0.47
Broker Non-Votes	68,176,637
Total Votes Cast	827,560,317
Uncast	0

Proposal #3 - Ratification of Independent Registered Public Accounting Firm

		% of Votes Cast at the Annual Meeting
Votes For	885,024,141	98.80
Votes Against	6,774,509	0.76
Abstentions	3,937,267	0.44
Broker Non-Votes	0
Uncast	37

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Deputy General Counsel and
Corporate Secretary

Dated: April 26, 2024

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